UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 3940

STRATEGIC FUNDS, INC. (formerly, Dreyfus Premier New Leaders Fund, Inc.)
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

John Pak, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	12/31
Date of reporting period:	06/30/14

The following N-CSR relates only to the Registrant’s series listed below and does not affect the other series of the Registrant, which have different fiscal year ends and, therefore, different N-CSR reporting requirements.  Separate N-CSR Forms will be filed for these series, as appropriate.

Dreyfus Active MidCap Fund

(formerly, Dreyfus Premier New Leaders Fund)

FORM N-CSR

Item 1.       Reports to Stockholders.

Dreyfus

Active MidCap Fund

SEMIANNUAL REPORT June 30, 2014

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
17	Financial Highlights
20	Notes to Financial Statements

FOR MORE INFORMATION

Back Cover

Dreyfus
Active MidCap Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Active MidCap Fund, covering the six-month period from January 1, 2014, through June 30, 2014. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

U.S. equities defied many analysts’ expectations over the first half of 2014 when some broad measures of stock market performance continued to achieve new record highs in the wake of very robust performance in 2013. Strong corporate earnings and rising business and consumer confidence more than offset concerns regarding geopolitical tensions in overseas markets and a weather-related domestic economic contraction during the first quarter of the year.

We believe we already have seen signs that the economy’s winter contraction will likely prove temporary, including stronger labor markets, greater manufacturing activity, rebounding housing starts, and rising household wealth. While these developments portend well for corporate earnings over the remainder of the year, our portfolio managers are aware that some stocks and industry groups have reached richer valuations, which suggests that selectivity and a long-term perspective could become more important determinants of potential investment success.As always, we encourage you to talk with your financial advisor about our observations and their implications for your investments.

Thank you for your continued confidence and support.

J. Charles Cardona
President
The Dreyfus Corporation
July 15, 2014

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2014, through June 30, 2014, as provided by Warren Chiang, C.Wesley Boggs, and Ronald Gala, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended June 30, 2014, Dreyfus Active MidCap Fund’s Class A shares achieved a total return of 7.10%, Class C shares returned 6.66%, and Class I shares returned 7.22%.1 In comparison, the fund’s benchmark, the Russell Midcap Index (the “Index”), achieved a total return of 8.67% for the same period.2

Domestic economic growth and strong corporate earnings reports drove U.S. equities higher through the first six months of 2014. During that time, midcap stocks generally produced stronger returns than their larger-cap and smaller-cap counterparts. While the fund participated significantly in the market’s gains, disappointing stock selections in health care, energy, and information technology sectors caused its performance to underperform the benchmark.

The Fund’s Investment Approach

The fund seeks to maximize capital appreciation by investing in midsize companies, as represented by the Russell Midcap Index. In pursuing this goal, we use quantitative models designed to identify equity securities with attractive long-term relative valuations, sustainable earnings, and behavioral factors, such as stock buybacks and analysts’ earnings revisions, that may indicate potential misvaluations.We generally maintain sector concentrations that are roughly in line with the Index.We periodically reapply these models and adjust the fund’s holdings. Stocks no longer favored by the models are sold, and highly rated stocks are purchased.The fund’s models are enhanced from time to time as suggested by our team’s ongoing research efforts.

Markets Rose Despite Various Challenges

After climbing to new record highs in 2013, U.S. equity markets slowed their advance during the first two months of 2014 in the face of severe winter weather that held back economic activity and worries about the effects of the Federal Reserve Board’s

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

plan to taper its asset purchasing program. Markets were further undermined by uncertainties connected with geopolitical tensions in Ukraine and concerns regarding economic slowdowns in China and other emerging markets. U.S. equities gained ground again in March on the strength of improving employment data and higher levels of manufacturing activity, with more defensive, value-oriented issues leading the way.

Further improvement in jobs data and solid corporate earnings encouraged investors during the final months of the reporting period, as did improving global economic prospects.As a result, U.S. stocks continued to rise, sending broad market indices into new record territory.

Stock Selection Determined Fund Performance

As usual, the fund maintained its sector-neutral position compared with its benchmark, relying on bottom-up security selection and disciplined risk management processes to enhance returns. However, company-specific issues negatively affected a number of health care holdings, detracting from relative performance. Most notably, drug developer United Therapeutics and contract research firm Covance both reported weaker-than-expected first quarter revenues.The fund also lost ground against the Index by failing to invest in pharmaceutical maker Forest Laboratories, a benchmark component that rose sharply when it was acquired at a premium. However, these disappointments were partly offset by better results from managed care provider Health Net.

Several holdings in other sectors further undermined the fund’s relative performance. A few energy investments, such as refiner Marathon Petroleum, underperformed the benchmark due to concerns of lower margins if the U.S. allows crude oil to be exported internationally. In the information technology sector, strong returns from digital storage giant SanDisk were undercut by declines in other holdings, including NeuStar, Class A, CA, Inc., and NetApp, Inc., all of which reported earnings misses.

On a more positive note, the fund outpaced its benchmark in the consumer staples sector, led by robust gains in packaged foods producer Hillshire Brands, which was acquired after a bidding war by two competitors. Other strong performing consumer staples holdings included specialty coffee company Keurig Green Mountain and supermarket chain Kroger. In the utilities sector, electric company Edison International rose after reporting better-than-expected earnings and effective cost reduction efforts, while another electric utility, Louisiana-based Cleco, found several potential buyers when the company offered itself for sale.

Maintaining Our Disciplined Strategy

The fund remains fully committed to its highly disciplined investment approach of using bottom-up analysis to identify attractive investment opportunities on a company by company basis. Our strategy depends on buying stocks that are highly ranked by our security selection process and selling those that are poorly ranked. By continuing to maintain a broadly diversified portfolio, we believe the fund is positioned to capture the midcap market’s potential for capital appreciation and to outperform the fund’s benchmark over the long term.

July 15, 2014

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
Stocks of midcap companies often experience sharper price fluctuations than stocks of large-cap companies.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost.
2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.
The Russell Midcap Index is a widely accepted, unmanaged index of medium-cap stock market performance. Investors cannot invest directly in an index.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Active MidCap Fund from January 1, 2014 to June 30, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended June 30, 2014

	Class A	Class C	Class I
Expenses paid per $1,000†	$5.91	$10.30	$4.93
Ending value (after expenses)	$1,071.00	$1,066.60	$1,072.20

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended June 30, 2014

	Class A	Class C	Class I
Expenses paid per $1,000†	$5.76	$10.04	$4.81
Ending value (after expenses)	$1,019.09	$1,014.83	$1,020.03

† Expenses are equal to the fund’s annualized expense ratio of 1.15% for Class A, 2.01% for Class C, and .96%
for Class I, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

June 30, 2014 (Unaudited)

Common Stocks—99.6%	Shares		Value ($)
Automobiles & Components—1.4%
Lear	75,700		6,761,524
Banks—4.9%
BancorpSouth	65,400		1,606,878
BankUnited	19,700		659,556
Comerica	97,700		4,900,632
Fifth Third Bancorp	101,900		2,175,565
KeyCorp	509,300		7,298,269
Regions Financial	110,000		1,168,200
SunTrust Banks	152,700		6,117,162
			23,926,262
Capital Goods—10.7%
AECOM Technology	14,400	[a]	463,680
Hexcel	86,000	[a]	3,517,400
Huntington Ingalls Industries	38,500		3,641,715
L-3 Communications Holdings	41,000		4,950,750
Lennox International	79,900		7,156,643
Lincoln Electric Holdings	86,200		6,023,656
Masco	302,200		6,708,840
Oshkosh	36,200		2,010,186
Rockwell Automation	29,700		3,717,252
SPX	45,700		4,945,197
Trinity Industries	94,600		4,135,912
Valmont Industries	7,500	[b]	1,139,625
WABCO Holdings	34,000	[a]	3,631,880
			52,042,736
Consumer Durables & Apparel—4.1%
Deckers Outdoor	47,800	[a]	4,126,574
Hanesbrands	88,300		8,692,252
Whirlpool	49,300		6,863,546
			19,682,372

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares		Value ($)
Consumer Services—2.6%
Starwood Hotels & Resorts Worldwide	56,100	[c]	4,534,002
Wyndham Worldwide	105,100		7,958,172
			12,492,174
Diversified Financials—5.8%
Affiliated Managers Group	9,100	[a]	1,869,140
Moody’s	96,200		8,432,892
Navient	130,800		2,316,468
SLM	60,000		498,600
T. Rowe Price Group	95,700		8,078,037
Waddell & Reed Financial, Cl. A	109,700		6,866,123
			28,061,260
Energy—7.3%
Chesapeake Energy	271,900		8,450,652
Denbury Resources	134,000		2,473,640
Dril-Quip	62,800	[a]	6,860,272
EQT	78,500		8,391,650
Kosmos Energy	34,900	[a]	391,927
Marathon Petroleum	20,300		1,584,821
SM Energy	87,400		7,350,340
			35,503,302
Food & Staples Retailing—1.9%
Kroger	188,200		9,302,726
Food, Beverage & Tobacco—4.5%
Constellation Brands, Cl. A	10,600	[a]	934,178
Hershey	24,500		2,385,565
Hillshire Brands	66,000		4,111,800
J.M. Smucker	31,300		3,335,641
Monster Beverage	55,200	[a]	3,920,856
Tootsie Roll Industries	25,647	[b]	755,048
Tyson Foods, Cl. A	174,800		6,561,992
			22,005,080

Common Stocks (continued)	Shares		Value ($)
Health Care Equipment & Services—6.1%
Boston Scientific	579,400	[a]	7,398,938
C.R. Bard	50,800		7,264,908
CareFusion	69,000	[a]	3,060,150
Cigna	18,500		1,701,445
Health Net	160,800	[a]	6,679,632
Hill-Rom Holdings	80,200		3,329,102
			29,434,175
Household & Personal Products—1.6%
Energizer Holdings	62,600		7,639,078
Insurance—1.4%
Unum Group	90,300		3,138,828
XL Group	108,400		3,547,932
			6,686,760
Materials—5.6%
Cabot	27,900		1,617,921
Commercial Metals	190,900		3,304,479
International Flavors & Fragrances	52,600		5,485,128
Packaging Corporation of America	50,400		3,603,096
Scotts Miracle-Gro, Cl. A	105,100		5,975,986
Worthington Industries	161,800		6,963,872
			26,950,482
Pharmaceuticals, Biotech & Life Sciences—7.2%
Agilent Technologies	107,500		6,174,800
Charles River Laboratories International	81,100	[a]	4,340,472
Covance	62,300	[a]	5,331,634
Mettler-Toledo International	29,200	[a]	7,392,856
Myriad Genetics	51,000	[a,b]	1,984,920
Salix Pharmaceuticals	8,000	[a]	986,800
United Therapeutics	72,600	[a]	6,424,374
Zoetis	71,900		2,320,213
			34,956,069

TheFund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares		Value ($)
Real Estate—4.7%
Corrections Corporation of America	195,679	[c]	6,428,055
Forest City Enterprises, Cl. A	70,900	[a]	1,408,783
General Growth Properties	45,600	[c]	1,074,336
HCP	163,600	[c]	6,769,768
Host Hotels & Resorts	172,800	[c]	3,803,328
Kimco Realty	37,900	[c]	870,942
Potlatch	57,500	[c]	2,380,500
			22,735,712
Retailing—7.4%
Bed Bath & Beyond	113,600	[a]	6,518,368
Dollar General	67,500	[a]	3,871,800
GameStop, Cl. A	114,200	[b]	4,621,674
Gap	51,400		2,136,698
Macy’s	83,600		4,850,472
O’Reilly Automotive	54,000	[a]	8,132,400
PetSmart	99,900		5,974,020
			36,105,432
Semiconductors & Semiconductor
Equipment—3.3%
International Rectifier	160,700	[a]	4,483,530
Micron Technology	298,200	[a]	9,825,690
Skyworks Solutions	31,800		1,493,328
			15,802,548
Software & Services—8.9%
ANSYS	50,400	[a]	3,821,328
CA	186,000		5,345,640
Convergys	27,100		581,024
DST Systems	69,900		6,442,683
FactSet Research Systems	60,700	[b]	7,300,996
Fiserv	92,500	[a]	5,579,600
Intuit	110,100		8,866,353
Mentor Graphics	7,900		170,403

Common Stocks (continued)	Shares		Value ($)
Software & Services (continued)
NeuStar, Cl. A	63,500	[a,b]	1,652,270
Symantec	67,400		1,543,460
VeriSign	37,300	[a]	1,820,613
			43,124,370
Technology Hardware & Equipment—3.9%
Brocade Communications Systems	225,200		2,071,840
Harris	10,500		795,375
NetApp	192,300		7,022,796
SanDisk	86,800		9,064,524
			18,954,535
Transportation—2.8%
Copa Holdings, Cl. A	6,800		969,476
Kirby	18,100	[a]	2,120,234
Matson	70,400		1,889,536
Old Dominion Freight Line	11,300	[a]	719,584
Southwest Airlines	291,400		7,827,004
			13,525,834
Utilities—3.5%
AES	94,600		1,471,030
Cleco	63,100		3,719,745
Entergy	49,600		4,071,664
IDACORP	8,400		485,772
Wisconsin Energy	150,100		7,042,692
			16,790,903
Total Common Stocks
(cost $393,219,026)			482,483,334

Other Investment—.5%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $2,304,656)	2,304,656	[d]	2,304,656

The Fund 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Investment of Cash Collateral
for Securities Loaned—3.6%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $17,503,950)	17,503,950 [d]	17,503,950
Total Investments (cost $413,027,632)	103.7%	502,291,940
Liabilities, Less Cash and Receivables	(3.7%)	(18,076,495)
Net Assets	100.0%	484,215,445

a Non-income producing security.
b Security, or portion thereof, on loan. At June 30, 2014, the value of the fund’s securities on loan was $17,188,631 and the value of the collateral held by the fund was $17,503,950.
c Investment in real estate investment trust.
d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Capital Goods	10.7	Money Market Investments	4.1
Software & Services	8.9	Technology Hardware & Equipment	3.9
Retailing	7.4	Utilities	3.5
Energy	7.3	Semiconductors &
Pharmaceuticals,		Semiconductor Equipment	3.3
Biotech & Life Sciences	7.2	Transportation	2.8
Health Care Equipment & Services	6.1	Consumer Services	2.6
Diversified Financials	5.8	Food & Staples Retailing	1.9
Materials	5.6	Household & Personal Products	1.6
Banks	4.9	Automobiles & Components	1.4
Real Estate	4.7	Insurance	1.4
Food, Beverage & Tobacco	4.5
Consumer Durables & Apparel	4.1		103.7

† Based on net assets.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2014 (Unaudited)

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $17,188,631)—Note 1(b):
Unaffiliated issuers		393,219,026	482,483,334
Affiliated issuers		19,808,606	19,808,606
Dividends and securities lending income receivable			398,430
Receivable for shares of Common Stock subscribed			6,382
Prepaid expenses			32,989
			502,729,741
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			462,456
Cash overdraft due to Custodian			7,397
Liability for securities on loan—Note 1(b)			17,503,950
Payable for shares of Common Stock redeemed			455,988
Accrued expenses			84,505
			18,514,296
Net Assets ($)			484,215,445
Composition of Net Assets ($):
Paid-in capital			445,442,255
Accumulated undistributed investment income—net			933,245
Accumulated net realized gain (loss) on investments			(51,424,363)
Accumulated net unrealized appreciation
(depreciation) on investments			89,264,308
Net Assets ($)			484,215,445

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	475,482,010	4,538,044	4,195,391
Shares Outstanding	9,043,003	91,357	78,940
Net Asset Value Per Share ($)	52.58	49.67	53.15

See notes to financial statements.

The Fund 13

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2014 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	3,436,538
Affiliated issuers	454
Income from securities lending—Note 1(b)	76,248
Total Income	3,513,240
Expenses:
Management fee—Note 3(a)	1,733,296
Shareholder servicing costs—Note 3(c)	781,886
Prospectus and shareholders’ reports	34,649
Professional fees	28,557
Registration fees	22,657
Custodian fees—Note 3(c)	21,810
Directors’ fees and expenses—Note 3(d)	18,087
Distribution fees—Note 3(b)	16,908
Loan commitment fees	1,239
Miscellaneous	13,239
Total Expenses	2,672,328
Less—reduction in expenses due to undertaking—Note 3(a)	(546)
Less—reduction in fees due to earnings credits—Note 3(c)	(677)
Net Expenses	2,671,105
Investment Income—Net	842,135
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	32,192,147
Net unrealized appreciation (depreciation) on investments	(774,979)
Net Realized and Unrealized Gain (Loss) on Investments	31,417,168
Net Increase in Net Assets Resulting from Operations	32,259,303

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2014	Year Ended
	(Unaudited)	December 31, 2013
Operations ($):
Investment income—net	842,135	2,861,417
Net realized gain (loss) on investments	32,192,147	77,389,265
Net unrealized appreciation
(depreciation) on investments	(774,979)	47,419,459
Net Increase (Decrease) in Net Assets
Resulting from Operations	32,259,303	127,670,141
Dividends to Shareholders from ($):
Investment income—net:
Class A	(138,632)	(2,788,360)
Class I	(6,277)	(44,334)
Total Dividends	(144,909)	(2,832,694)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	6,596,409	15,252,980
Class C	94,479	400,129
Class I	591,272	4,764,088
Dividends reinvested:
Class A	131,035	2,637,844
Class I	5,545	37,566
Cost of shares redeemed:
Class A	(19,959,628)	(47,365,328)
Class C	(445,744)	(1,959,556)
Class I	(1,911,135)	(4,340,812)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(14,897,767)	(30,573,089)
Total Increase (Decrease) in Net Assets	17,216,627	94,264,358
Net Assets ($):
Beginning of Period	466,998,818	372,734,460
End of Period	484,215,445	466,998,818
Undistributed investment income—net	933,245	236,019

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended
	June 30, 2014	Year Ended
	(Unaudited)	December 31, 2013
Capital Share Transactions:
Class Aa
Shares sold	131,191	355,021
Shares issued for dividends reinvested	2,607	54,817
Shares redeemed	(400,277)	(1,097,154)
Net Increase (Decrease) in Shares Outstanding	(266,479)	(687,316)
Class Ca
Shares sold	1,998	9,722
Shares redeemed	(9,343)	(47,455)
Net Increase (Decrease) in Shares Outstanding	(7,345)	(37,733)
Class I
Shares sold	11,668	110,722
Shares issued for dividends reinvested	109	782
Shares redeemed	(38,680)	(97,199)
Net Increase (Decrease) in Shares Outstanding	(26,903)	14,305

a During the period ended December 31, 2013, 22,801 Class C shares representing $952,637 were exchanged for
21,616 Class A shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
June 30, 2014				Year Ended December 31,
Class A Shares	(Unaudited)		2013	2012	2011	2010	2009
Per Share Data ($):
Net asset value,
beginning of period	49.11		36.47	31.08	32.85	28.02	20.87
Investment Operations:
Investment income—net[a]	.09		.29	.41	.07	.08	.21
Net realized and unrealized
gain (loss) on investments	3.40		12.65	5.41	(1.78)	4.86	7.15
Total from Investment Operations	3.49		12.94	5.82	(1.71)	4.94	7.36
Distributions:
Dividends from
investment income—net	(.02)		(.30)	(.43)	(.06)	(.11)	(.21)
Net asset value, end of period	52.58		49.11	36.47	31.08	32.85	28.02
Total Return (%)[b]	7.10	[c]	35.50	18.74	(5.21)	17.62	35.24
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.15	[d]	1.15	1.20	1.24	1.22	1.32
Ratio of net expenses
to average net assets	1.15	[d]	1.15	1.20	1.24	1.18	1.21
Ratio of net investment income
to average net assets	.37	[d]	.68	1.19	.20	.28	.90
Portfolio Turnover Rate	41.87	[c]	74.57	68.84	83.46	124.37	189.84
Net Assets, end of period
($ x 1,000)	475,482		457,146	364,625	351,999	424,220	445,290

a Based on average shares outstanding at each month end.
b Exclusive of sales charge.
c Not annualized.
d Annualized.

See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
June 30, 2014				Year Ended December 31,
Class C Shares	(Unaudited)		2013	2012	2011	2010	2009
Per Share Data ($):
Net asset value,
beginning of period	46.57		34.67	29.51	31.38	26.91	20.07
Investment Operations:
Investment income (loss)—net[a]	(.11)		(.06)	.08	(.19)	(.15)	.02
Net realized and unrealized
gain (loss) on investments	3.21		11.96	5.15	(1.68)	4.62	6.83
Total from Investment Operations	3.10		11.90	5.23	(1.87)	4.47	6.85
Distributions:
Dividends from
investment income—net	—		—	(.07)	—	—	(.01)
Net asset value, end of period	49.67		46.57	34.67	29.51	31.38	26.91
Total Return (%)[b]	6.66	[c]	34.32	17.69	(5.93)	16.61	34.13
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.02	[d]	2.04	2.07	2.04	2.05	2.14
Ratio of net expenses
to average net assets	2.01	[d]	2.00	2.07	2.04	2.01	2.03
Ratio of net investment income
(loss) to average net assets	(.49)[d]		(.16)	.23	(.61)	(.54)	.09
Portfolio Turnover Rate	41.87	[c]	74.57	68.84	83.46	124.37	189.84
Net Assets, end of period
($ x 1,000)	4,538		4,597	4,730	6,014	7,919	8,407

a Based on average shares outstanding at each month end.
b Exclusive of sales charge.
c Not annualized.
d Annualized.

See notes to financial statements.

Six Months Ended
June 30, 2014				Year Ended December 31,
Class I Shares	(Unaudited)		2013	2012	2011	2010	2009
Per Share Data ($):
Net asset value,
beginning of period	49.65		36.92	31.47	33.26	28.36	21.10
Investment Operations:
Investment income—net[a]	.13		.36	.48	.09	.10	.16
Net realized and unrealized
gain (loss) on investments	3.45		12.81	5.48	(1.80)	4.91	7.23
Total from Investment Operations	3.58		13.17	5.96	(1.71)	5.01	7.39
Distributions:
Dividends from
investment income—net	(.08)		(.44)	(.51)	(.08)	(.11)	(.13)
Net asset value, end of period	53.15		49.65	36.92	31.47	33.26	28.36
Total Return (%)	7.22	[b]	35.73	18.94	(5.14)	17.66	35.01
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.97	[c]	.95	1.04	1.19	1.18	1.61
Ratio of net expenses
to average net assets	.96	[c]	.95	1.04	1.17	1.13	1.50
Ratio of net investment income
to average net assets	.52	[c]	.80	1.36	.25	.33	.70
Portfolio Turnover Rate	41.87	[b]	74.57	68.84	83.46	124.37	189.84
Net Assets, end of period
($ x 1,000)	4,195		5,256	3,380	2,978	4,602	4,112

a Based on average shares outstanding at each month end.
b Not annualized.
c Annualized.

See notes to financial statements.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Active MidCap Fund (the “fund”) is a separate diversified series of Strategic Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering nine series, including the fund.The fund’s investment objective seeks to maximize capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 70 million shares of $.001 par value Common Stock.The fund currently offers three classes of shares: Class A (40 million shares authorized), Class C (15 million shares authorized) and Class I (15 million shares authorized). Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of June 30, 2014 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic
Common Stocks†	481,513,858	—	—	481,513,858
Equity Securities—
Foreign
Common Stocks†	969,476	—	—	969,476
Mutual Funds	19,808,606	—	—	19,808,606

† See Statement of Investments for additional detailed categorizations.

At June 30, 2014, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. During the period ended June 30, 2014,The Bank of New York Mellon earned $22,982 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended June 30, 2014 were as follows:

Affiliated
Investment	Value				Value	Net
Company	12/31/2013	($)	Purchases ($)	Sales ($)	6/30/2014($)	Assets(%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	1,744,544		15,771,854	15,211,742	2,304,656.5
Dreyfus
Institutional
Cash
Advantage
Fund	12,683,642		88,434,909	83,614,601	17,503,950	3.6
Total	14,428,186		104,206,763	98,826,343	19,808,606	4.1

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2014, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended June 30, 2014, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended December 31, 2013 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

prior to the effective date of the 2010 Act (“pre-enactment losses”).As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The fund has an unused capital loss carryover of $83,616,510 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to December 31, 2013. If not applied, the carryover expires in fiscal year 2017.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2013 was as follows: ordinary income $2,832,694. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $265 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended June 30, 2014, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.The Manager had contractually agreed, from January 1, 2014 through May 1, 2014, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of none of the classes (excluding Rule 12b-1 Distribution

Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceeded 1.00% of the value of the fund’s average daily net assets.The reduction in expenses, pursuant to the undertaking, amounted to $546 during the period ended June 30, 2014.

During the period ended June 30, 2014, the Distributor retained $2,206 from commissions earned on sales of the fund’s Class A shares and $5 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended June 30, 2014, Class C shares were charged $16,908 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended June 30, 2014, Class A and Class C shares were charged $566,896 and $5,636, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund compensates DreyfusTransfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended June 30, 2014, the fund was charged $116,170 for transfer agency services and $8,025 for cash management services.These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $677.

The fund compensates The Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund.These fees are determined based on net assets, geographic region and transaction activity. During the period ended June 30, 2014, the fund was charged $21,810 pursuant to the custody agreement.

During the period ended June 30, 2014, the fund was charged $4,593 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $295,300, Distribution Plan fees $2,807, Shareholder Services Plan fees $97,588, custodian fees $13,200, Chief Compliance Officer fees $2,209 and transfer agency fees $51,352.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2014, amounted to $195,634,335 and $209,740,111, respectively.

At June 30, 2014, accumulated net unrealized appreciation on investments was $89,264,308, consisting of $94,982,463 gross unrealized appreciation and $5,718,155 gross unrealized depreciation.

At June 30, 2014, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Pending Legal Matters:

The fund and many other entities have been named as defendants in numerous pending litigations as a result of their participation in the leveraged buyout transaction (“LBO”) of the Tribune Company (“Tribune”).The cases allege that Tribune took on billions of dollars of debt in the LBO to purchase its own stock from shareholders at $34 per share.The LBO was closed in a two-step transaction with shares being repurchased by Tribune in a tender offer in June 2007 (“Step One”) and in a go-private merger in December 2007 (“Step Two”). In 2008, approximately one year after the LBO was concluded,Tribune filed for bankruptcy protection under Chapter 11. Thereafter, in approximately June 2011, certain Tribune creditors filed dozens of complaints in various courts throughout the country alleging that the payments made to shareholders in the LBO were “fraudulent conveyances” under state and/or federal law, and that the shareholders must return the payments they received for their shares to satisfy the plaintiffs’ unpaid claims.These cases have been consolidated for coordinated pre-trial proceedings in a multi-district litigation in the United States District Court for the Southern District of New York titled In re Tribune Company Fraudulent Conveyance Litigation (S.D.N.Y. Nos. 11-md-2296 and 12-mc-2296 (RJS) (“Tribune MDL”)). On March 27, 2013, the Tribune MDL was reassigned from Judge William H. Pauley to Judge Richard J. Sullivan. No explanation was given for the reassignment.

In addition, there was a case pending in United States Bankruptcy Court for the District of Delaware brought by the Unsecured Creditors Committee of the Tribune Company that has since been transferred to the Tribune MDL (formerly The Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, et al., Bankr. D. Del. Adv. Pro. No. 10-54010 (KJC)) (“FitzSimons case”).The case was originally filed on November

The Fund 29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

1, 2010. In a Fourth Amended Complaint filed in November 2012, among other claims, the Creditors Committee sought recovery under the Bankruptcy Code for alleged “fraudulent conveyances” from more than 5,000 Tribune shareholders (“Shareholder Defendants”), including the fund, and a defendants’ class of all shareholders who tendered their Tribune stock in the LBO and received cash in exchange.There were 35 other counts in the Fourth Amended Complaint that did not relate to claims against Shareholder Defendants, but instead were brought against parties directly involved in approval or execution of the LBO buyout. On January 10, 2013, pursuant to the Tribune bankruptcy plan, Mark S. Kirchner, as Litigation Trustee for the Tribune Litigation Trust, became the successor plaintiff to the Creditors Committee in this case.The case is now proceeding as: Mark S. Kirchner, as Litigation Trustee for the Tribune Litigation Trust v. FitzSimons, et al., S.D.N.Y. No. 12-cv-2652 (RJS). On August 1, 2013, the plaintiff filed a Fifth Amended Complaint with the Court. The Fifth Amended Complaint contains more detailed allegations regarding the steps Tribune took in consideration and execution of the LBO, but does not change the legal basis for the claim previously alleged against the Shareholder Defendants.

On November 6, 2012, a motion to dismiss was filed in the Tribune MDL. Oral argument on the motion to dismiss was held on May 23, 2013. On September 23, 2013, Judge Sullivan granted the motion to dismiss on standing grounds, after rejecting defendants’ preemption arguments. By granting the motion, Judge Sullivan dismissed nearly 50 cases in the Tribune MDL, including all cases with Deutsche Bank Trust Company Americas or William A. Niese as the lead plaintiff.The fund was a defendant in at least one of the dismissed cases.The motion had no effect on the FitzSimons case, which had been stayed.

On September 30, 2013, plaintiffs appealed the motion to dismiss decision to the U.S. Court of Appeals for the Second Circuit. On October 28, 2013, certain defendants cross-appealed from Judge Sullivan’s decision, seeking review of the arguments that Judge Sullivan rejected in his decision. Briefing on the appeal and cross appeal was completed in April 2014. Oral argument before the Second Circuit is scheduled for November 5, 2014.

On November 11, 2013, Judge Sullivan entered Master Case Order No. 4 in the Tribune MDL. Master Case Order No. 4 addressed numerous procedural and administrative tasks for the cases that remain in the Tribune MDL, including the FitzSimons case. Pursuant to Master Case Order No. 4, the parties – through their executive committees and liaison counsel – attempted to negotiate a protocol for motions to dismiss and other procedural issues, and submitted rival proposals to the Court. On April 24, 2014, the Court entered an order setting a schedule for the first motions to dismiss in the FitzSimons case. Pursuant to that schedule, a “global” motion to dismiss the fraudulent transfer claim asserted against the Shareholder Defendants, which applies equally to all Shareholder Defendants including the fund, was filed on May 23, 2014. Plaintiff’s reponse brief was filed on June 23, 2014, and the reply brief was filed on July 3, 2014. No date for oral argument has been scheduled.The Court also preserved Shareholder Defendants’ rights to file nineteen motions to dismiss enumerated in their proposal and motions pursuant to Rules 12(b)(2)-(5) of the Federal Rules of Civil Procedure. If these various motions are necessary after the Court decides the global motion to dismiss, the Court will set further guidelines and briefing schedules.

As of July 31, 2014, no answers to the Fifth Amended Complaint in the FitzSimons case may be filed.

At this stage in the proceedings, it is not possible to assess with any reasonable certainty the probable outcomes of the pending litigations. Consequently, at this time, management is unable to estimate the possible loss that may result.

The Fund 31

NOTES

For More Information

Telephone Call your financial representative or 1-800-DREYFUS
Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange
Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on
the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at
http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

© 2014 MBSC Securities Corporation

Item 2.       Code of Ethics.

                  Not applicable.

Item 3.       Audit Committee Financial Expert.

                  Not applicable.

Item 4.       Principal Accountant Fees and Services.

                  Not applicable.

Item 5.       Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.       Investments.

(a)              Not applicable.

Item 7.       Disclosure of Proxy Voting Policies and Procedures for Closed-End Management      Investment Companies.

                  Not applicable.

Item 8.       Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.       Purchases of Equity Securities by Closed-End Management Investment Companies and         Affiliated Purchasers.

                  Not applicable.  [CLOSED END FUNDS ONLY]

Item 10.     Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.     Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.     Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

STRATEGIC FUNDS, INC.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	August 21, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	August 21, 2014

By: /s/ James Windels
James Windels, Treasurer
Date:	August 21, 2014

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)